                  AMENDMENT TO STOCKHOLDERS AGREEMENT BY AND
                  BETWEEN RBCJJ ASSOCIATES, LLC AND SEL-LEB
                  MARKETING, INC. DATED OCTOBER 31, 1997
                  AS OF APRIL 12, 1999

             AMENDMENT made this 12th day of April, 1999, by and between RBCJJ ASSOCIATES, LLC ("LLC"), a New York limited liability company, with offices at 25 Seabro Avenue, North Amityville, New York 11701, and SEL-LEB MARKETING, INC. ("SEL-LEB") with offices at 495 River Street, Paterson, New Jersey 07524 (hereinafter called the "Shareholders"), and ALES SIGNATURE LTD. ("ALES") with offices at 495 River Street, Paterson, New Jersey 07524 (hereinafter called the "Corporation").

             WHEREAS, the Shareholders entered into a Stockholders Agreement on the 31st day of October, 1997; and

             WHEREAS, the parties to said Agreement have reviewed certain of the financial matters concerning the acquisition of Signature
Beauty Care Corp. (hereinafter "SBC"); and

             WHEREAS, the parties are now in agreement as to the capitalization and value of the ALES no par common stock; and

             WHEREAS, the parties desire to amend the October 31, 1997 Agreement to reflect accurately their understanding of the values attributable to the stock.

             NOW, THEREFORE, in consideration of mutual promises and other valuable considerations, the Shareholders and the Corporation agree with each other as follows:

             1.  Paragraph numbered "2" of the Agreement entitled
"Contributions to Capital of the Corporation" as amended shall read as follows:

             "The Shareholders will simultaneously herewith initially commit to fund the Corporation with such amounts as may be necessary to purchase the Signature Beauty Care assets in accordance with the terms of the Asset Purchase Agreement on a 90%/10% basis, with SEL-LEB contributing 90% and LLC 10% and such further and other amounts as may be necessary for working capital in the same ratio. The working capital contribution shall not exceed Three Hundred Thousand ($300,000.00) Dollars in the aggregate. The capital contribution made by the parties on a 90%/10% basis is in the amount of $671,796.00".

             2. Paragraph numbered "7" of the Agreement entitled "Valuation of No Par Value Common Shares" as amended shall read as follows:

             The parties acknowledge and agree that the value of the no par common shares upon full contribution of capital as provided for in Paragraph "2" is $6,718.00 per share and that LLC is the holder of twenty (20) shares and that SEL-LEB is the owner of eighty (80) shares.

             3. Paragraph numbered "12" of the Agreement entitled "LLC's Rights to Purchase Additional Stock of ALES" as amended shall read as follows:

             In accordance with the terms and conditions hereinafter set forth, LLC shall have the unqualified right to acquire from SEL-LEB an additional twenty-nine (29) shares of no par value common stock, which equates to a forty-nine (49%) percent ownership of the
             Corporation:

                      (a) In the event that at any time following the execution
             of this Agreement, the Corporation elects to sell or merge the Corporation with another entity, LLC may, at its option, notify SEL-LEB in writing of its intent to purchase twenty-nine (29) shares of SEL-LEB's no par value common stock at a price of $10,077.00 per share, payable upon such terms as may be mutually agreed; or

                      (b) In the event that at any time following the execution
             of this Agreement, the Corporation receives a letter of intent from an underwriter for an initial public offering, LLC may, at its option, notify SEL-LEB in writing prior to registration with the Securities and Exchange Commission of its intent to purchase twenty-nine (29) shares of SEL-LEB's no par value common stock at a price of $13,436.00 per share, payable upon such terms as may be mutually agreed; or

                      (c) In the event that neither of the events described in
             subparagraphs (a) and (b) above occur, at the end of a two-year period following the date ALES first ships Signature product, LLC may, at its option, within six months thereafter, purchase twenty-nine (29) shares at the original price of $6,718.00 per share, payable under such terms as may be mutually agreed. As a condition to the purchase and simultaneously therewith, SEL-LEB will cause its banking institution to release the assets of ALES which are presently the subject of cross-collateralization pursuant to SEL-LEB's credit agreement with the banking institution.

                              (i) Upon LLC exercising its option, the net worth
             of the Corporation shall be determined as of the close of the preceding quarter; and

                              (ii) The net worth shall be distributed to the
             respective Shareholders, eighty (80%) percent to SEL-LEB and twenty (20%) percent to LLC. In the event that there is insufficient cash to distribute the net worth, then the available cash shall be distributed in accordance with the percentages stated above and the balance in the same percentages shall be entered upon the books of the Corporation as loans by the Shareholders to the Corporation payable with interest upon such terms as may be mutually agreed.

             4. That other than the foregoing amendments contained in paragraphs "2", "7" and "12", the Agreement of October 31, 1997 shall remain without change and with the same force and effect as originally stated.

             IN WITNESS WHEREOF, the Shareholders have signed this Agreement on the day and year first above written.


RBCJJ ASSOCIATES, LLC                       SEL-LEB MARKETING, INC.


By:                                         By:
    -----------------------                     ------------------------
    Joel Spielfogel, Member                     Jan Mirsky, Executive
                                                Vice President-Finance


                                            ALES SIGNATURE LTD.

                                            By:
                                                ------------------------
                                                Jack Koegel
                                                Chief Executive Officer/
                                                Chairman of the Board

Attest:


-----------------------
Secretary

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )

             On the 12th day of April, 1999, before me personally came JOEL SPIELFOGEL, to me known, who, being by me duly sworn, did depose and say that he is a member of RBCJJ ASSOCIATES, LLC, a New York limited liability company described in and which executed the foregoing instrument; that he knows the seal of said LLC; that the seal affixed to said instrument is such LLC seal; that it was so affixed by order of the board of directors of said LLC, and that he signed his name thereto by like order.


                                                      ------------------------
                                                      Notary Public


STATE OF           )
                   ) ss.:
COUNTY OF          )

             On the 12th day of April, 1999, before me personally came JAN MIRSKY, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President-Finance of SEL-LEB MARKETING, INC., the Corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                      ------------------------
                                                      Notary Public

STATE OF           )
                   ) ss.:
COUNTY OF          )

             On the 12th day of April, 1999, before me personally came JACK KOEGEL, to me known, who, being by me duly sworn, did depose and say that he is the Chief Executive Officer and Chairman of the Board of ALES SIGNATURE LTD., the Corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                      ------------------------
                                                      Notary Public
-------------------------